Exhibit 10.1

FIFTH AMENDMENT OF CONTRACT

This Fifth Amendment (the “Fifth Amendment”) effective as of the latest date designated in the signatory provisions below, upon approval by the office of contractual review, by and between the State of Louisiana, through the Division of Administration, Office of Community Development (hereinafter referred to as “OCD”) and ICF Emergency Management Services, LLC (hereinafter referred to either as “ICF” or “Contractor”). Capitalized terms used in the Amendment but not defined herein have the meanings ascribed to them in the hereinafter described Contract.

WHEREAS, OCD and Contractor have heretofore executed and entered into that certain Contract with an effective date of June 12, 2006 (the “Contract”) in which ICF agreed to serve as Louisiana’s Road Home Manager and otherwise obligated itself to complete the Project; which Contract was amended by the First Amendment dated July 24, 2006, by the Second Amendment dated September 28, 2006, by the Third Amendment dated October 18, 2006, and by the Fourth Amendment dated March 15, 2007.

Whereas, the parties seek to further delineate additional labor categories and rates and Per Unit Prices for Phases Two and Three of the Project;

Now therefore, for and in consideration of the foregoing premises, the State and Contractor agree as follows:

HOURLY LABOR RATES

Exhibit D-1 of the Contract is deleted in its entirety and is replaced with Exhibit D-2, attached hereto.

The labor categories and billing rates for services to be performed under the Contract set forth in Exhibit D-2 attached shall be utilized on or after June 1, 2007, with the following exceptions:

1.	The ICF Customer Assistance Center billing rates shall be utilized on or after February 1, 2007.

2.	The subcontractor billing rates for field labor for Shaw Environmental & Infrastructure shall be utilized on or after October 21, 2006

UNIT PRICES

Exhibit E-1 of the Contract is deleted in its entirety and is replaced with Exhibit E-2, attached hereto.

The unit prices for Real Estate and Evaluation services and products to be performed under the Contract set forth in Exhibit E-2 attached shall be utilized on or after October 21, 2006.

IN WITNESS WHEREOF, the Parties hereto have caused this Fifth Amendment to be executed by their duly authorized representatives as of the day and year first above written.

State of Louisiana, Division of Administration		ICF Emergency Management Services, LLC

By	/s/ Jerry Luke LeBlanc	By	/s/ Donald H. Blaise
	Jerry Luke LeBlanc		Donald H. Blaise
	Commissioner of Administration		Senior Manager of Contracts
	Date: June 25, 2007		Date: June 12, 2007

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